File Nos. 33-66088
                                                                     811-7878
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [ ]


     Post-Effective Amendment No. 8                                   [X]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


     Amendment No. 8                                                  [X]


                     (Check appropriate box or boxes.)

                     DREYFUS LIFETIME PORTFOLIOS, INC.
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----


      X   on January 1, 1998 pursuant to paragraph (b)
     ----


          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


                     DREYFUS LIFETIME PORTFOLIOS, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)
Items in
Part A of
Form N-1A     Caption                                       Page


_________     _______                                       ____

  1           Cover Page                                   Cover

  2           Synopsis                                       4

  3           Condensed Financial Information                5, 6, 7

  4           General Description of Registrant              25

  5           Management of the Fund                         12

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             25

  7           Purchase of Securities Being Offered           13

  8           Redemption or Repurchase                       20

  9           Pending Legal Proceedings                      *
Items in
Part B of
Form N-1A
---------

  10          Cover Page                                   Cover

  11          Table of Contents                            Cover

  12          General Information and History              B-32

  13          Investment Objectives and Policies           B-2

  14          Management of the Fund                       B-13

  15          Control Persons and Principal                B-17
              Holders of Securities

  16          Investment Advisory and Other                B-18
              Services
_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.
                     DREYFUS LIFETIME PORTFOLIOS, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)
Items in
Part B of
Form N-1A     Caption                                      Page
_________     _______                                      _____

  17          Brokerage Allocation                         B-30

  18          Capital Stock and Other Securities           B-33

  19          Purchase, Redemption and Pricing             B-20, 22, 27
              of Securities Being Offered

  20          Tax Status                                   *

  21          Underwriters                                 B-33

  22          Calculations of Performance Data             B-31

  23          Financial Statements                         B-33
Items in
Part C of
Form N-1A
_________

  24          Financial Statements and Exhibits            C-1

  25          Persons Controlled by or Under               C-3
              Common Control with Registrant

  26          Number of Holders of Securities              C-3

  27          Indemnification                              C-4

  28          Business and Other Connections of            C-4
              Investment Adviser

  29          Principal Underwriters                       C-9

  30          Location of Accounts and Records             C-12

  31          Management Services                          C-12

  32          Undertakings                                 C-12



_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.


---------------------------------------------------------------------------

PROSPECTUS                                              JANUARY 1, 1998

                      DREYFUS LIFETIME PORTFOLIOS, INC.
---------------------------------------------------------------------------
        DREYFUS LIFETIME PORTFOLIOS, INC. (THE "FUND") IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. THE FUND PERMITS YOU TO INVEST IN THREE SEPARATE DIVERSIFIED PORTFOLIOS (EACH, A "PORTFOLIO"):
INCOME PORTFOLIO, THE PRIMARY GOAL OF WHICH IS TO MAXIMIZE CURRENT INCOME, ITS SECONDARY GOAL IS CAPITAL APPRECIATION; GROWTH AND INCOME PORTFOLIO, THE GOAL OF WHICH IS TO MAXIMIZE TOTAL RETURN, CONSISTING OF CAPITAL APPRECIATION AND CURRENT INCOME; AND GROWTH PORTFOLIO, THE GOAL OF WHICH IS CAPITAL APPRECIATION. EACH PORTFOLIO FOLLOWS AN INVESTMENT STRATEGY THAT ALLOCATES THE PORTFOLIO'S ASSETS AMONG COMMON STOCKS, FIXED-INCOME SECURITIES AND, IN THE CASE OF THE INCOME PORTFOLIO, SHORT-TERM MONEY MARKET INSTRUMENTS.
        BY THIS PROSPECTUS, EACH PORTFOLIO IS OFFERING INVESTOR CLASS SHARES AND RESTRICTED CLASS SHARES. INVESTOR CLASS SHARES AND RESTRICTED CLASS SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. INVESTOR CLASS SHARES ARE OFFERED TO ANY INVESTOR. RESTRICTED CLASS SHARES ARE OFFERED ONLY TO CLIENTS OF CERTAIN BANKS, SECURITIES DEALERS AND OTHER FINANCIAL INSTITUTIONS AS DESCRIBED HEREIN AND OMNIBUS ACCOUNTS MAINTAINED BY INSTITUTIONS THAT PROVIDE SUB-ACCOUNTING OR RECORDKEEPING SERVICES TO THEIR CLIENTS.
        INVESTORS CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION SERVES AS EACH PORTFOLIO'S INVESTMENT ADVISER. THE DREYFUS CORPORATION HAS ENGAGED ITS AFFILIATE, MELLON EQUITY ASSOCIATES ("MELLON EQUITY"), TO SERVE AS EACH PORTFOLIO'S SUB-INVESTMENT ADVISER AND PROVIDE DAY-TO-DAY MANAGEMENT OF EACH PORTFOLIO'S INVESTMENTS. THE DREYFUS CORPORATION AND MELLON EQUITY ARE REFERRED TO COLLECTIVELY AS THE "ADVISERS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                     Page
        Annual Fund Operating Expenses....................             4
        Condensed Financial
            Information.....................................           5
        Description of the Fund...........................             8
        Management of the Fund............................            12
        How to Buy Shares.................................            14
        Shareholder Services..............................            16
        How to Redeem Shares..............................            20
        Shareholder Services Plan.........................            22
        Dividends, Distributions and Taxes................            22
        Performance Information...........................            24
        General Information...............................            25
        Appendix..........................................            26

                                 [Page 2]
[This Page Intentionally Left Blank]

                                 [Page 3]

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
                                                     INCOME            GROWTH AND INCOME              GROWTH
                                                    PORTFOLIO              PORTFOLIO                PORTFOLIO
                                           ______________________   ________________________  ________________________
                                           Restricted    Investor   Restricted    Investor    Restricted    Investor
                                               Class       Class        Class       Class        Class       Class
                                              Shares      Shares       Shares       Shares       Shares      Shares
                                            ________     ________    ________     ________     ________    ________
  Management Fees..................           .60%         .60%         .75%         .75%        .75%        .75%
  Other Expenses...................           .22%         .52%         .09%         .30%        .28%        .58%
  Total Portfolio Operating
  Expenses.........................           .82%         1.12%        .84%        1.05%      1.03%        1.33%


EXAMPLE:
        An investor would pay the following
        expenses on a  $1,000
        investment, assuming (1) 5%
        annual return and (2)
        redemption at the end of each
        time period:
               1 Year .............             $8           $11          $9          $11         $11         $14
               3 Years ............            $26           $36         $27          $33         $33         $42
               5 Years ............            $46           $62         $47          $58         $57         $73
              10 Years ............           $101          $136        $104         $128        $126        $160

        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."


                                 [Page 4]

CONDENSED FINANCIAL INFORMATION

        The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and the report of independent auditors accompany the Statement of Additional Information, available upon request.

FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each Portfolio for each year indicated. This information has been derived from the Fund's financial statements.



                                                                                   INCOME PORTFOLIO
                                                       _______________________________________________________________________
                                                                            FISCAL YEAR ENDED SEPTEMBER 30,
                                                       _______________________________________________________________________
                                                             RESTRICTED CLASS SHARES                INVESTOR CLASS SHARES
                                                       _______________________________       _________________________________
PER SHARE DATA:                                        1995(1)      1996(2)      1997(3)     1995(1)      1996(2)     1997(3)
                                                      ________     ________     ________    ________    ________     ________
  Net asset value, beginning of year...............    $12.50       $13.52        $13.42      $12.50      $13.51       $13.39
                                                      ________     ________     ________    ________    ________     ________
  INVESTMENT OPERATIONS:
  Investment income_net ...........................        .40         .64           .71         .39         .73         .72
  Net realized and unrealized gain on investments...       .62         .31           .99         .62         .18         .95
                                                      ________     ________     ________    ________    ________     ________
  TOTAL FROM INVESTMENT OPERATIONS...........             1.02         .95          1.70        1.01         .91        1.67
                                                      ________     ________     ________    ________    ________     ________
  DISTRIBUTIONS:
  Dividends from investment income_net..............        __         (.62)        (.65)         __        (.60)        (.62)
  Dividends from net realized gain
  on investments..................................          __         (.43)        (.43)         __        (.43)        (.43)
                                                      ________     ________     ________    ________    ________     ________
  TOTAL DISTRIBUTIONS.......................                __        (1.05)       (1.08)         __      (1.03)        (1.05)
                                                      ________     ________     ________    ________    ________     ________
  Net asset value, end of year.............             $13.52       $13.42       $14.04      $13.51      $13.39       $14.01
                                                      ========     ========     ========    ========    ========      =======
TOTAL INVESTMENT RETURN..........................        8.24%(4)     7.30%       13.50%      8.08%(4)     7.07%      13.19%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of operating expenses to average net assets.      .30%(4)      .60%         .68%       .43%(4)      .85%         .97%
  Ratio of net investment income to average net assets   3.08%(4)     5.75%        5.87%      2.95%(4)     5.50%        5.52%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation...........      .26%         .61%         .14%       .26%(4)      .61%         .15%
  Portfolio Turnover Rate...........................     5.66%(4)    32.95%       72.08%      5.66%(4)    32.95%       72.08%
  Average commission rate paid(5).................          __           __       $.0200          __          __       $.0200
  Net Assets, end of year (000's omitted)...........    $8,141      $12,889      $22,727      $8,122      $8,701      $10,136

(1)  From March 31, 1995 (commencement of operations) to September 30, 1995.




(2)  Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional Class shares.


(3)  Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as Investor Class shares.


(4)  Not annualized.


(5)  For fiscal years beginning October 1, 1995, the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                        [Page 5]

                                                                              GROWTH AND INCOME PORTFOLIO
                                                       _______________________________________________________________________
                                                                            FISCAL YEAR ENDED SEPTEMBER 30,
                                                       _______________________________________________________________________
                                                             RESTRICTED CLASS SHARES                INVESTOR CLASS SHARES
                                                       _______________________________       _________________________________
PER SHARE DATA:                                        1995(1)      1996(2)      1997(3)     1995(1)      1996(2)     1997(3)
                                                      ________     ________     ________    ________    ________     ________
  Net asset value, beginning of year...............     $12.50       $14.31       $15.34      $12.50      $14.29      $15.43
                                                      ________     ________     ________    ________    ________     ________
  INVESTMENT OPERATIONS:
  Investment income_net ..........................         .27          .33          .58         .27         .90(4)      .57(4)
  Net realized and unrealized gain on investments...      1.54         1.60         3.16        1.52        1.12        3.36
                                                      ________     ________     ________    ________    ________     ________
  TOTAL FROM INVESTMENT OPERATIONS................        1.81         1.93         3.74        1.79        2.02        3.93
                                                      ________     ________     ________    ________    ________     ________
  DISTRIBUTIONS:
  Dividends from investment income_net.............         __         (.42)        (.34)         __        (.40)         __
  Dividends from net realized gain
  on investments....................................        __         (.48)        (.31)         __        (.48)        (.31)
                                                      ________     ________     ________    ________    ________     ________
  TOTAL DISTRIBUTIONS.......................                __         (.90)        (.65)         __        (.88)        (.31)
                                                      ________     ________     ________    ________    ________     ________
  Net asset value, end of year..................        $14.31       $15.34       $18.43      $14.29      $15.43      $19.05
                                                      ========     ========     ========    ========    ========      =======
TOTAL INVESTMENT RETURN...........................      14.48%(5)    14.17%       25.22%      14.32%(5)   14.84%       25.85%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........       .38%(5)      .75%         .78%        .51%(5)    1.00%        1.00%
  Ratio of net investment income to average net assets   2.10%(5)     3.60%        3.52%       1.98%(5)    3.35%       3.58%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation.......          .33%(5)      .39%         .06%        .33%(5)     .39%        .05%
  Portfolio Turnover Rate.......................        33.55%(5)   122.52%      107.85%      33.55%(5)  122.52%      107.85%
  Average commission rate paid(6)..........                 __       $.0480       $.0453          __      $.0480      $.0453
  Net Assets, end of year (000's omitted).....          $9,248     $124,677     $172,705      $8,602.       $160        $683

(1)  From March 31, 1995 (commencement of operations) to September 30, 1995.

(2)  Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.


(3)  Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as Investor Class shares.


(4)  Based on average shares outstanding.


(5)  Not annualized.


(6)  For fiscal years beginning on or after October 1, 1995, the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                        [Page 6]

                                                                                  GROWTH PORTFOLIO
                                                       _______________________________________________________________________
                                                                            FISCAL YEAR ENDED SEPTEMBER 30,
                                                       _______________________________________________________________________
                                                             RESTRICTED CLASS SHARES                INVESTOR CLASS SHARES
                                                       _______________________________       _________________________________
PER SHARE DATA:                                        1995(1)      1996(2)      1997(3)     1995(1)      1996(2)     1997(3)
                                                      ________     ________     ________    ________    ________     ________
  Net asset value, beginning of year...........         $12.50       $14.84       $16.59      $12.50      $14.82       $16.58
                                                      ________     ________     ________    ________    ________     ________
  INVESTMENT OPERATIONS:
  Investment income_net ....................               .21          .28          .41         .19         .32          .62
  Net realized and unrealized gain on investments...      2.13         2.48         4.94        2.13        2.42         4.68
                                                      ________     ________     ________    ________    ________     ________
  TOTAL FROM INVESTMENT OPERATIONS.................       2.34         2.76         5.35        2.32        2.74         5.30
                                                      ________     ________     ________    ________    ________     ________
  DISTRIBUTIONS:
  Dividends from investment income_net.............         __         (.31)        (.30)         __        (.28)        (.26)
  Dividends from net realized gain
  on investments...................................         __         (.70)       (1.12)         __        (.70)       (1.12)
                                                      ________     ________     ________    ________    ________     ________
  TOTAL DISTRIBUTIONS...............................        __        (1.01)       (1.42)         __        (.98)       (1.38)
                                                      ________     ________     ________    ________    ________     ________
  Net asset value, end of year....................      $14.84       $16.59       $20.52      $14.82      $16.58       $20.50
                                                      ========     ========     ========    ========    ========      =======
TOTAL INVESTMENT RETURN........................         18.72%(4)    19.73%       34.70%      18.56%(4)   19.58%       34.32%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........       .38%         .75%         .83%       .51%(4)     1.00%        1.06%
  Ratio of net investment income to average net assets   1.51%(4)     2.38%        2.38%      1.39%(4)     2.08%        2.05%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation...........      .26%(4)      .53%         .20%        .26%(4)     .53%         .27%
  Portfolio Turnover Rate...........................    52.86%(4)    77.83%      118.49%      52.86%(4)   77.83%      118.49%
  Average commission rate paid(5)..................         __       $.0519       $.0497          __      $.0519       $.0497
  Net Assets, end of year (000's omitted)......        $11,898      $28,143      $46,960     $11,939     $14,458       $8,662

(1)  From March 31, 1995 (commencement of operations) to September 30, 1995.

(2)  Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.


(3)  Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as Investor Class shares.


(4)  Not annualized.


(5)  For fiscal years beginning on or after October 1, 1995, the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

        Further information about each Portfolio's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover of this Prospectus.

                                        [Page 7]
DESCRIPTION OF THE FUND
GENERAL
        By this Prospectus, two classes of shares of each Portfolio are being offered_Investor Class shares and Restricted Class shares (each such class being referred to as a "Class"). The Classes are identical, except that Investor Class shares are subject to an annual service fee as described under "Shareholder Services Plan." The shareholder services fees paid by the Investor Class shares will cause such Class to have a higher expense ratio and to pay lower dividends than Restricted Class shares.
        Restricted Class shares may not be purchased directly by individuals, although institutions may purchase Restricted Class shares for accounts maintained by individuals. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Restricted Class shares, to the extent required by law. The Fund treats the institution investing in Restricted Class shares as the Fund shareh older entitled to the rights and privileges described herein.
INVESTMENT OBJECTIVES
        The INCOME PORTFOLIO'S primary investment objective is to maximize current income. Capital appreciation is a secondary objective.
        The GROWTH AND INCOME PORTFOLIO'S investment objective is to maximize total return, consisting of capital appreciation and current income.
        The GROWTH PORTFOLIO'S investment objective is capital appreciation. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.
MANAGEMENT POLICIES
INVESTMENT APPROACH _ The Growth and Income Portfolio and the Growth
Portfolio seek to achieve their investment objective by following an asset allocation strategy that contemplates shifts among common stock and fixed-income securities. The Income Portfolio allocates its assets among common stock, fixed-income securities and short-term money market instruments. In selecting investments for a Portfolio, Mellon Equity will employ a multi-step process that, first, establishes an asset allocation baseline, or weighting of a Portfolio's assets towards a particular asset class, second, establishes ranges within which to allocate a Portfolio's assets among the asset classes, third, uses proprietary asset allocation models to recommend an allocation among asset classes and, fourth, selects the securities within the asset classes.
        The Portfolios employ a strategic asset allocation investment technique that involves an ongoing comparison of the relative value of stocks and bonds across different markets. Each Portfolio diversifies among stocks, bonds and, in the case of the Income Portfolio, money market instruments, based on Mellon Equity's assessment of current economic conditions and investment opportunities both domestically and internationally. For the Growth Portfolio and the Growth and Income Portfolio, a target allocation is set and then adjusted within defined ranges based upon Mellon Equity's assessment of return and risk characteristics of each. For the Income Portfolio, Mellon Equity sets a target allocation for the Portfolio's investments, but does not actively manage the Portfolio's assets.
        The Income Portfolio invests exclusively in domestic securities and may invest up to 10% of its assets in money market instruments. The target allocation is 25% equity securities and 75% fixed-income securities. All equity investments will consist of large capitalization stocks (typically with market capitalizations of greater than $1.4 billion).

                                        [Page 8]

        The Growth and Income Portfolio divides its investments between equity securities and fixed-income securities and may invest up to 15% of its assets in international securities. Equity and fixed-income investments may range from 35% to 65% of the Portfolio with a target allocation of 50% in each asset class. The equity portion is divided into 80% large capitalization stocks and 20% small capitalization stocks (typically with market capitalizations of less than $1.4 billion).
        The Growth Portfolio divides its investments between equity securities and fixed-income securities and may invest up to 25% of its assets in international securities. Equity investments may range from 65% to 100% of the portfolio with a target allocation of 80%. The equity portion is divided into 80% large capitalization stocks and 20% small capitalization stocks. Fixed-income investments may range from 0% to 35% of the portfolio with a target allocation of 20%.
        Mellon Equity will attempt, in selecting securities for each Portfolio, to approximate the investment characteristics of designated benchmark indices but with expected returns that exceed the benchmark. The designated benchmark indices, which are described in detail below, are listed in the following table:

        ASSET CLASS                          PORTFOLIOS                         BENCHMARK INDEX
        ______                               _____________                      ___________________
        Domestic Large Cap Equity            Income, Growth and Income          Standard & Poor's 500Registration Mark
                                             and Growth                         Index ("S&P 500 Index")*
        Domestic Small Cap Equity            Growth and Income and Growth       Russell 2000Registration Mark Index
        International Equity                 Growth and Income                  Morgan Stanley Capital
                                             and Growth                         International Europe, Australia,
                                                                                Far East (Free) Index ("EAFE Index")
                                                                                Registration Mark**


        Domestic Fixed-Income                Income, Growth and                 Lehman Brothers Government/Corporate
                                             Income and Growth                  Intermediate Bond Index ("Lehman
                                                                                Government/Corporate Index")


        International Fixed-Income           Growth and Income and Growth       J.P. Morgan Non-US Government Bond
                                                                                Index-Hedged ("J.P. Morgan Global Index")
*  "Standard & Poor's," "S&P" and "S&P 500Registration Mark" are trademarks of Standard & Poor's Ratings Group, a division of The McGraw-Hill
     Companies, Inc.
**  In U.S. Dollars.

        Mellon Equity may manage asset classes either actively or on an indexed basis consistent with the Portfolio's investment objective. In addition, Mellon Equity may use futures contracts to provide an efficient means of achieving each Portfolio's target exposure to the asset classes. For asset classes managed on an indexed basis, where possible, full index replication will be used, otherwise a statistically based "sampling" technique will be used to construct portfolios. This process will be used with respect to the equity asset class, for example, to select stocks so that the market capitalizations, industry weightings, dividend yields, beta and, with respect to the international equity asset class, country weightings closely approximate those of the designated index. The sampling technique is expected to be an effective means of substantially duplicating the investment performance of the benchmark index. It may, however, provide investment performance relative to the benchmark index with the same degree of accuracy that complete or full replication would provide. In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price/earnings ratios, relative book to price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus to value and rank stocks based on expected relative performance to the asset class benchmark index.

                                  [Page 9]
        A further explanation of the Fund's allocation process is provided in the Statement of Additional Information.

        COMMON STOCKS. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock
Exchange. The weightings of stocks in the S&P500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of October 31, 1997, approximately 50% of the S&P 500 Index was composed of the 50 largest companies.


        The Russell 2000Registration Mark Index is composed of approximately 2,000 common stocks of U.S. companies with market capitalizations ranging between $50 million and $2.49 billion as of October 31, 1997.


        The EAFE Index is a broadly diversified international index composed of the equity securities of approximately 1,548 companies located outside the United States. The weightings of stocks in the EAFE Index are based on each stock's market capitalization relative to the total market capitalization of all stocks in the Index. Because of this weighting, as of October 31, 1997, approximately 50% of the EAFE Index was composed of equity securities of Japanese issuers.


        FIXED-INCOME SECURITIES. The Lehman Government/Corporate Index is composed of approximately 5,000 fixed-income securities, including U.S. Government securities and investment grade corporate bonds, with an average outstanding market value of more than $600 million and maturities of less than ten years and greater than one year. As of October 31, 1997, U.S. Government securities and corporate debt securities represented 28% and 72%, respectively, of the Lehman Brothers Government/Corporate Intermediate Bond Index, and the average maturity of such securities was 9.92 years.

        The J.P. Morgan Global Government Index is composed of traded, fixed-rate government bonds from twelve countries with maturities of greater than one year. The twelve countries are Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.
        MONEY MARKET INSTRUMENTS. The short-term money market instruments in which the Income Portfolio only invests consist of U.S. Government securities, bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities." The Income Portfolio will purchase only money market instruments having remaining maturities of 13 months or less. When the Advisers determine that market conditions warrant, a Portfolio may adopt a temporary defensive posture and invest without limitation in money market instruments.
INVESTMENT TECHNIQUES

        The annual portfolio turnover rate of each Portfolio for the current fiscal year is not expected to exceed 100%. A turnover rate of 100% is equivalent to the Portfolio buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. Each Portfolio also may engage in various investment techniques such as options and futures transactions, lending portfolio securities and, with respect to the Growth and Income Portfolio and Growth Portfolio, foreign currency transactions. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below and "Investment Objectives and Management Policies _ Management Policies"in the Statement of Additional Information.

                                  [Page 10]

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ Because each Portfolio will have at any given time a different asset mix to achieve its investment objective, the risks of investing will vary depending on the Portfolio selected for investment. Before selecting a Portfolio in which to invest, the investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

        The Growth and Income Portfolio and Growth Portfolio may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.


FIXED-INCOME SECURITIES _ For the portion of a Portfolio's assets invested in fixed-income securities, investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain securities that may be purchased by the Portfolios, such as those rated Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard & Poor's Ratings Group, ("S&P"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a security held by a Portfolio has been changed, the Advisers will consider all circumstances deemed relevant in determining whether such Portfolio should continue to hold the security. See "Appendix" in the Statement of Additional Information.

FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Growth and Income Portfolio and Growth Portfolio will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuers, whether from currency blockage or otherwise.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
USE OF DERIVATIVES _ Each Portfolio may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying
                                  [Page 11]

asset, index or interest rate. The Derivatives a Portfolio may use include options and futures. While Derivatives can be used effectively in furtherance of the Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's investments. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objectives and Management Policies _ Management Policies _ Derivatives"in the Statement of Additional Information.
SIMULTANEOUS INVESTMENTS _ Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by the Advisers. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.
MANAGEMENT OF THE FUND

INVESTMENT ADVISERS _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Portfolio's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of November 30, 1997, The Dreyfus Corporation managed or administered approximately $94 billion in assets for approximately
1.7 million investor accounts nationwide.

        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.

        The Dreyfus Corporation has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as each Portfolio's sub-investment adviser. Mellon Equity, a registered investment adviser formed in 1987, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of The Dreyfus Corporation. As of September 30, 1997, Mellon Equity managed approximately $15.6 billion in assets and serves as the investment adviser for 17 other investment companies.

        Mellon Equity, subject to the supervision and approval of The Dreyfus Corporation, provides investment advisory assistance and the day-to-day management of each Portfolio's investments, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with The Dreyfus Corporation, subject to the overall authority of the Fund's Board in accordance with Maryland law. In providing its services, Mellon Equity may use the services of one or more of its affiliates. Each Portfolio's primary portfolio manager is Steven A. Falci. He has held that position since the inception of the Fund and has been employed by Mellon Equity since April 1994. For more than five years prior thereto, he was a managing director for pension investments at NYNEX Corporation.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $299 billion in assets
                                  [Page 12]

as of September 30, 1997, including approximately $102 billion in proprietary mutual fund assets. As of September 30, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.488 trillion in assets, including approximately $60 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .60 of 1% of the value of the Income Portfolio's average daily net assets, and .75 of 1% of the value of each of the Growth and Income Portfolio's and Growth Portfolio's average daily net assets. For the fiscal year ended September 30, 1997, the Income Portfolio paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .45 of 1% of the value of the Income Portfolio's average daily net assets pursuant to undertakings by The Dreyfus Corporation. For the fiscal year ended September 30, 1997, the Growth and Income Portfolio paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .69 of 1% of the value of the Growth and Income Portfolio's average daily net assets pursuant to undertakings by The Dreyfus Corporation. For the fiscal year ended September 30, 1997, the Growth Portfolio paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .53 of 1% of the value of the Growth Portfolio's average daily net assets pursuant to undertakings by The Dreyfus Corporation.


        Under the Sub-Investment Advisory Agreement, The Dreyfus Corporation has agreed to pay Mellon Equity an annual fee payable monthly, at the following rate: .35% of each Portfolio's average daily net assets up to $600 million in Fund assets; .25% of the Portfolio's average daily net assets when the Fund's assets are between $600 million and $1.2 billion; .20% of the Portfolio's average daily net assets when the Fund's assets are between $1.2 billion and $1.8 billion; and .15% of the Portfolio's average daily net assets when the Fund's assets are over $1.8 billion. For the fiscal year ended September 30, 1997, The Dreyfus Corporation paid Mellon Equity a monthly sub-investment advisory fee at the annual rate of .35 of 1% of the value of each Portfolio's average daily net assets.

        In allocating brokerage transactions, the Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of a Portfolio or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Portfolios. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian.

                                  [Page 13]

HOW TO BUY SHARES
        Shares of each Class are sold without a sales charge. Certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Agents") effecting transactions in Fund shares may charge their clients direct fees in connection with such transactions.
        Investor Class shares are offered to any investor. Restricted Class shares are offered only to clients of Service Agents that have entered into a selling agreement with the Distributor, and omnibus accounts maintained by institutions that provide sub-accounting or recordkeeping services to their clients. Restricted Class shares also may be purchased by investors who held Restricted Class shares (formerly, Retail Class shares) in a Fund account on August 31, 1997 and who are purchasing the shares for such account. Otherwise, Restricted Class shares may not be purchased directly by individuals, although institutions may purchase Restricted Class shares for accounts maintained by individuals.

        Stock certificates are issued only upon an investor's written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order. See "Appendix _ Additional Information About Purchases, Exchanges and Redemptions."


        The minimum initial investment for each Class is $2,500, or $1,000 if the investor is a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum on subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The
Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50.
The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATI C Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. Investors should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

        Investors may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with the investor's Account Application indicating which Portfolio and Class of shares is being purchased. For subsequent investments, the investor's
                                  [Page 14]

Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if the investor's bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the relevant Portfolio's DDA # as shown below, for purchase of shares in the investor's name:
DDA #8900251786 Dreyfus LifeTime Portfolios, Inc./Income Portfolio
DDA #8900118253 Dreyfus LifeTime Portfolios, Inc./Growth and Income Portfolio DDA #8900251794 Dreyfus LifeTime Portfolios, Inc./Growth Portfolio.
The wire must include the investor's Fund account number (for new accounts, the investor's Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If an investor's initial purchase of Portfolio shares is by wire, the investor must call 1-800-645-6561 after the investor has completed the wire payment in order to obtain his or her Fund account number. The investor must include his or her Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. Investors may obtain further information about remitting funds in this manner from their bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in an investor's account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. The investor must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit the investor's Fund account. The instructions must specify the investor's Fund account registration and Fund account number PRECEDED BY THE DIGITS "1111."
        Management understands that some Service Agents and other institutions may charge their clients fees in connection with purchases for the accounts of their clients. Service Agents may receive different levels of compensation for selling different Classes of shares. Investors should consult their Service Agents in this regard.

        Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, option and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Portfolio's net assets represented by such Class (i.e., the
                                  [Page 15]

value of its assets less liabilities) by the total number of Portfolio shares of such Class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board of Directors. For further information regarding the methods employed in valuing the Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Portfolio shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that investors provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE
        An investor may purchase shares (minimum $500, maximum $150,000 per day) by telephone if he has checked the appropriate box and supplied the necessary information on the Account Application or has filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and the investor's Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If an investor has selected the Dreyfus TELETRANSFER Privilege, the investor may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452.
SHAREHOLDER SERVICES
FUND EXCHANGES
        An investor may purchase, in exchange for shares of a Portfolio, shares of the same Class of another Portfolio or shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this service, investors should consult their Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.
        To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, the investor must obtain and should review a copy of the current
                                  [Page 16]

prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If an investor has established the Telephone Exchange Privilege, the investor may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Shares_ Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.

        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If an investor is exchanging into a fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares the investor is exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify the Transfer Agent or the investor's Service Agent must notify the Distributor. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. See "Appendix _ Additional Information About Purchases, Exchanges and Redemptions." The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables a shareholder to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Portfolio, in shares of the same Class of another Portfolio or shares of certain other funds in the Dreyfus Family of Funds of which such shareholder is a shareholder. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. An investor may modify or cancel the investor's exercise of this Privilege at any time by mailing written
                                  [Page 17]

notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits a shareholder to purchase Portfolio shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by the shareholder. Portfolio shares are purchased by transferring funds from the bank account designated by the shareholder. At the shareholder's option, the bank account designated by the shareholder will be debited in the specified amount, and Portfolio shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, the shareholder must file an authorization form with the Transfer Agent. Shareholders may obtain the necessary authorization form by calling 1-800-645-6561. A shareholder may cancel his participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. See "Dividends, Distributions and Taxes."
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables a shareholder to purchase Portfolio shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into such shareholder's Fund account. A shareholder may deposit as much of such payments as such shareholder elects. To enroll in Dreyfus Government Direct Deposit, the shareholder must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that the shareholder desires to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate a shareholder's participation in this Privilege. A shareholder may elect at any time to terminate his participation by notifying in writing the appropriate Federal agency. The Fund may terminate a shareholder's participation upon 30 days' notice to such shareholder.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits a shareholder to purchase Portfolio shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of the shareholder's employer, a shareholder may have part or all of his paycheck transferred to his existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, the shareholder must file an authorization form with his employer's payroll department. The shareholder's employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. A shareholder may obtain the necessary authorization form by calling 1-800-645-6561. A shareholder may change the amount of purchase or cancel the authorization only by written notification to the shareholder's employer. It is the sole responsibility of the shareholder's employer, not the Distributor, The Dreyfus
                                  [Page 18]

Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege.
DREYFUS STEP PROGRAM
        Dreyfus Step Program enables a shareholder to purchase Portfolio shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, a shareholder must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. A shareholder may terminate participation in this Program at any time by discontinuing participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables a shareholder to invest automatically dividends or dividends and capital gain distributions, if any, paid by a Portfolio in shares of the same Class of another Portfolio or shares of certain other funds in the Dreyfus Family of Funds of which the shareholder is a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If the shar eholder is investing in a fund that charges a sales load, such shareholder may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits a shareholder to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN

        The Automatic Withdrawal Plan permits a shareholder to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if such shareholder has a $5,000 minimum account. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by
                                  [Page 19]

the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

RETIREMENT PLANS

        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. An investor can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call
1-800-322-7880.

HOW TO REDEEM SHARES
GENERAL

        Shareholders may request redemption of their shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund, the Portfolio will redeem the shares at the next determined net asset value. See "Appendix _ Additional Information About Purchases, Exchanges and Redemptions."

        The Fund imposes no charges when shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Portfolio shares. Any certificates representing Portfolio shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Portfolio's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF AN INVESTOR HAS PURCHASED PORTFOLIO SHARES BY CHECK,
BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER Registration Mark AND SUBSEQUENTLY SUBMITS A WRITTEN REDEMPTION REQUEST TO
THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO THE INVESTOR PROMPTLY UPON BANK CLEARANCE OF THE INVESTOR'S PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF THE INVESTOR'S SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF THE INVESTOR OTHERWISE HAS A SUFFICIENT COLLECTED BALANCE IN THE INVESTOR'S ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND THE INVESTOR WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Portfolio shares will not be redeemed until the Transfer Agent has received the investor's Account Application.
        The Fund reserves the right to redeem an investor's account at its option upon not less than 45 days' written notice if the net asset value of the investor's account is $500 or less and remains so during the notice period.
PROCEDURES
        Investors may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless the investor
                                  [Page 20]

specifically refuses it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. Investors also may redeem shares through the Wire Redemption Privilege or Dreyfus TeleTransfer Privilege, if the investor has checked the appropriate box and supplied the necessary information on the Account Application or has filed a Shareholder Services Form with the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee is currently contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.
        The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in an investor's redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.
REGULAR REDEMPTION _ Under the regular redemption procedure, an investor may redeem his shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."

                                  [Page 21]

        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE _ An investor may request by wire, telephone or letter that redemption proceeds (minimum $1,000) be wired to the investor's account at a bank which is a member of the Federal Reserve System, or a correspondent bank if the investor's bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. An investor may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE _ An investor may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to the investor's address. An investor may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Telephone Redemption Privilege is granted automatically unless the investor refuses it.

DREYFUS TELETRANSFER PRIVILEGE _ An investor may request by telephone that redemption proceeds (minimum $500 per day) be transferred between the investor's Fund account and the investor's bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in the investor's account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
        If an investor has selected the Dreyfus TELETRANSFER Privilege, the investor may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452.
SHAREHOLDER SERVICES PLAN
(INVESTOR CLASS SHARES ONLY)
        The Fund has adopted a Shareholder Services Plan pursuant to which each Portfolio pays the Distributor for the provision of certain services to holders of its Investor Class shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets of the Portfolio's Investor Class shares. The services provided may include services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. TheDistributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
DIVIDENDS, DISTRIBUTIONS AND TAXES

        Under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. Each Portfolio ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive dividends and distributions in cash or to reinvest in additional Portfolio shares. If an investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to such investor in additional Fund shares
                                  [Page 22]

at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to the Investor Class shares or Restricted Class shares will be borne exclusively by such Class. Investor Class shares will receive lower per share dividends than Restricted Class shares because of the higher expenses borne by the Investor Class shares. See "Annual Fund Operating Expenses."

        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Portfolio shares. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in Portfolio shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of dividends and distributions will be mailed to investors annually. Investors also will receive periodic summaries of their account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        The exchange of shares of one fund or Portfolio for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

                                  [Page 23]

        A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund believes that each Portfolio has qualified for the fiscal year ended September 30, 1997 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, each Portfolio is subject to a non-deduct ible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        Investors should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable shareholder services fees. As a result, at any given time, the performance of the Investor Class shares should be expected to be lower than that of Restricted Class shares. Performance for each Class will be calculated separately.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time the Portfolio has operated.

        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Russell 2000Registration Mark Index, Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and other industry publications.

                                  [Page 24]

GENERAL INFORMATION
        The Fund was organized as a corporation under the laws of Maryland on July 15, 1993, and commenced operations on March 31, 1995. The Fund is authorized to issue 300 million shares of Common Stock (with 100 million shares allocated to each Portfolio), par value $.001 per share. Each Portfolio's shares are classified into two classes_Investor Class shares and Restricted Class shares. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. However , only holders of Investor Class shares will be entitled to vote on matters submitted to shareholders pertaining to the Shareholder Services Plan. Before August 31, 1997, Investor Class shares and Restricted Class shares were designated as Institutional shares and Retail shares, respectively, and, before July 15, 1996, were designated as Investor Class shares and Class R shares, respectively.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. For certain matters Fund shareholders vote together as a group; as to others they vote separately by Portfolio.
        To date, the Fund's Board has authorized the creation of three series of shares. All consideration received by the Fund for shares of one of the Portfolios and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one Portfolio (and as to classes within a Portfolio) are treated separately from those of the other Portfolios (and classes). The Fund has the ability to create from time to time, new portfolios of shares without shareholder approval.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
1-718-895-1206; outside the U.S., call 516-794-5452.

                                  [Page 25]

APPENDIX
INVESTMENT TECHNIQUES

FOREIGN CURRENCY TRANSACTIONS) _ The Growth and Income Portfolio and Growth Portfolio may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

        Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. BORROWING MONEY _ Each Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. Each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any additional investments.
USE OF DERIVATIVES _ The Portfolios may invest in the types of Derivatives enumerated under "Description of the Fund _ Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Portfolio's performance.

        If a Portfolio invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. ThePortfolio also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many
                                  [Page 26]

Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

        Although neither the Fund nor a Portfolio will be a commodity pool, certain Derivatives subject the Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which the Portfolio can invest in such Derivatives. Each Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, none of the Portfolios may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES _ Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1\3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. ThePortfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.
FORWARD COMMITMENTS _ Each Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but a Portfolio may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Portfolio consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank. CERTAIN PORTFOLIO SECURITIES
MONEY MARKET INSTRUMENTS _ Each Portfolio may invest, in the circumstances described under "Description of the Fund _ Management Policies," in the following types of money market instruments.

        U.S. GOVERNMENT SECURITIES. Each Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include U.S. Treasury securities that differ in the interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S.
                                  [Page 27]

Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, because the U.S. Government is not obligated to do so by law.


        REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. In a repurchase agreement, a Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. Each Portfolio may enter into repurchase agreements with certain banks or non-bank dealers.

        BANK OBLIGATIONS. Each Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER. Each Portfolio may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff,
(b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Portfolio.

ZERO COUPON SECURITIES _ Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S.
                                  [Page 28]

Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ Each of the Growth and Income Portfolio and Growth Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.
AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS _ Each of the Growth and Income Portfolio and Growth Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.
INVESTMENT COMPANIES _ Each Portfolio may invest in securities issued by other investment companies to the extent consistent with its investment objective. Under the 1940 Act, the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
ILLIQUID SECURITIES _ Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain privately negotiated non-exchange traded options and securities used to cover such options. As to these securities, a Portfolio is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS _ The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's
                                  [Page 29]

account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Portfolio during any calendar year (for calendar year 1998, beginning on January 15th) or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, with respect to each Portfolio, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Portfolio's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Portfolio. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.


        During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components _ redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  [Page 30]

[This Page Intentionally Left Blank]
                                  [Page 31]
LifeTime
Portfolios, Inc.

Prospectus
Registration Mark
Copy Rights 1998 Dreyfus Service Corporation

                                            DRPp0198

                                  [Page 32]



               DREYFUS LIFETIME PORTFOLIOS, INC.
                        INCOME PORTFOLIO
                  GROWTH AND INCOME PORTFOLIO
                        GROWTH PORTFOLIO
       INVESTOR CLASS SHARES AND RESTRICTED CLASS SHARES
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)


                        JANUARY 1, 1998




     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus LifeTime Portfolios, Inc. (the "Fund"), dated January 1, 1998, as it may be revised from time to time. To obtain a copy of the Fund's
Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


                 Call Toll Free 1-800-645-6561
            In New York City -- Call 1-718-895-1206
             Outside the U.S. -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as each Portfolio's investment adviser. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as each Portfolio's sub-investment adviser and to provide day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS


                                                            Page
Investment Objectives and Management Policies               B-2
Management of the Fund                                      B-13
Management Arrangements                                     B-18
Purchase of Shares                                          B-20
Shareholder Services Plan                                   B-21
Redemption of Shares                                        B-22
Shareholder Services                                        B-24
Determination of Net Asset Value                            B-27
Dividends, Distributions and Taxes                          B-28
Portfolio Transactions                                      B-30
Performance Information                                     B-31
Information About the Fund                                  B-32
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors                          B-33
Financial Statements and Report of Independent Auditors     B-33
Appendix                                                    B-34


         INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Investment Approach

     I. Asset Allocation Baseline. For each Portfolio, Mellon Equity will establish an asset allocation baseline (the "Portfolio Baseline"). The Portfolio Baseline describes target levels or relative weights for the Portfolio's asset classes: Level One describes the relative weighing of total assets between international assets, domestic assets, and money market instruments; Level Two describes the relative weighing of international and domestic assets between common stock and fixed-income assets; and Level Three describes the relative weighing of domestic common stock assets between large and small capitalization stocks. The following table illustrates this hierarchy:


                Level One                         Level Two               Level Three
                                         International
               Total Assets                 Assets       Domestic Assets        Domestic Equity

                                   Money
                                   Market                   Fixed          Fixed
Portfolio Int'l     Domestic       Instruments    Equity    Income   Equity  Income    Large Cap    Small Cap

INCOME    N/A       90%            10%            N/A       N/A      25%     75%       100%         N/A

GROWTH
AND
INCOME    10%       90%             *             50%       50%      50%     50%       80%          20%

GROWTH    15%       85%             *             80%       20%      80%     20%       80%          20%
__________
*  Not held as an asset class.  Money market instruments held for transactional and liquidity purposes only.

     Mellon Equity will attempt to maintain relative asset class weights consistent with the Portfolio Baseline as adjusted by the Active Allocation Overlay described below. At any given time, however, actual weights will not equal the Portfolio Baseline because of fluctuations in market values, money market instruments held for transactional and liquidity purposes, and Mellon Equity's active allocation overlay decisions as described below.

     II. Active Allocation Overlay. For each of the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will establish two active allocation ranges ("Portfolio Overlay One" and "Portfolio Overlay Two"). Portfolio Overlay One describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing between international and domestic assets. Portfolio Overlay Two describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing of domestic assets between common stock and fixed-income assets. The following table illustrates these ranges:

Portfolio           Portfolio Overlay One  Portfolio Overlay Two

                    Range for Relative     Range for Relative
                    Weighing of            Weighing of Domestic
                    International and      Assets Between Equity
                    Domestic Assets        Assets and Fixed-
                                           Income Assets

GROWTH AND INCOME   +/- 5% of Portfolio    +/- 15% of Portfolio
                    Baseline               Baseline

GROWTH              +/- 10% of Portfolio   +20%/-15% of
                    Baseline               Portfolio Baseline


     The following examples illustrate Mellon Equity's allocation overlay process:

Example 1: Given the Level One Portfolio Baseline for the Growth and Income Portfolio of 10% of total assets in international securities and 90% of total assets in domestic securities, under Portfolio Overlay One, Mellon Equity could invest as much as 15% of the Growth and Income Portfolio's total assets in international securities and 85% of its total assets in domestic securities or as little as 5% of its total assets in international securities and 95% of its total assets in domestic securities.

Example 2: Given the Level Two Portfolio Baseline for the Growth and Income Portfolio of 50% of domestic assets in equity securities and 50% of domestic assets in fixed-income securities, under Portfolio Overlay Two, Mellon Equity could invest as much as 65% of the Growth and Income Portfolio's assets invested in domestic assets in equity securities and 35% of such domestic assets in fixed-income securities or as little as 35% of the Portfolio's assets invested in domestic assets in equity securities and 65% of such domestic assets in fixed-income securities.

     Under normal circumstances, Mellon Equity expects to maintain relative asset class weights consistent with the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two as described above. At any given time, however, actual weights may not fall within the ranges suggested by the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two because of fluctuations in market values, cash and cash-equivalents held for transactional and liquidity purposes, and Portfolio rebalancing.

     Mellon Equity reserves the right to vary the relative asset class weights and the percentage of assets invested in any asset class from the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two described above as the risk and return characteristics of either asset classes or markets, as assessed by Mellon Equity, vary over time. None of the Portfolios will be managed as a balanced portfolio, which would require that at least 25% of the Portfolio's total assets be invested in fixed-income securities.

     III. Implementing the Active Allocation Overlay. To implement Portfolio Overlay One, Mellon Equity will employ a proprietary country asset allocation model (the "Country Model"). The Country Model evaluates the return and risk characteristics of individual capital markets and their correlation across countries, incorporates expected movements in currency markets to determine expected U.S. dollar returns, and then employs an international correlation model to recommend appropriate relative weightings.

     To implement Portfolio Overlay Two, Mellon Equity will employ a proprietary domestic asset allocation model (the "Domestic Model"). The Domestic Model evaluates the return and risk characteristics of the domestic equity and fixed-income markets by comparing the valuation of equity and fixed-income assets relative to their current market prices and long-term values in the context of the current economic environment. Once this analysis is completed, the Domestic Model recommends appropriate relative weightings.

     With respect to the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will compare each such Portfolio's relative asset class weights from time to time to that suggested by the Country Model and the Domestic Model. Recommended changes will be implemented subject to Mellon Equity's assessment of current economic conditions and investment opportunities. From time to time, Mellon Equity may change the criteria and methods used to implement the recommendations of the asset allocation models.

     IV. Asset Class Benchmarks. For each asset class, other than money market instruments, a market-based index is designated as a benchmark or reference for the respective asset class (the "Asset Class Benchmark"). The Asset Class Benchmarks are used in the investment management process as described in the following section. The Asset Class Benchmarks are listed in the following table:

Asset Class         Portfolios             Asset Class Benchmark

Domestic Large Cap  Equity    Income,      Standard & Poor's 500
                    Growth and Income and  Index
                    Growth

Domestic Small Cap  Equity Growth and      Russell 2000r Index
                    Income and Growth

International       Growth and Income and  Morgan Stanley Capital
Equity              Growth                 International Europe,
                                           Australia, Far East
                                           (Free) Index*

Domestic Fixed-     Income, Growth and     Lehman Brothers
Income              Income and Growth      Government/Corporate
                                           Intermediate Bond Index

International       Growth and Income and  J.P. Morgan Non-US
Fixed-Income        Growth                 Government Bond Index -
                                           Hedged
____________________________
* In U.S. dollars

     Under normal circumstances, Mellon Equity expects to use the Asset Class Benchmarks as described below. Mellon Equity, however, reserves the right to substitute another suitable Asset Class Benchmark if the then-existing Asset Class Benchmark is no longer calculated, suffers a material change in formula or content, fails to adequately reflect the return characteristics of the asset class, or for any other reason, in the judgment of Mellon Equity, is inappropriate.

     V. Asset Class Investment Management. When constructing portfolios for each asset class, Mellon Equity seeks to select securities which, in the aggregate, have approximately the same investment characteristics as those of the Asset Class Benchmark with expected returns equal to or better than that of the Asset Class Benchmark. Some of the asset classes will be managed on an indexed basis and Mellon Equity reserves the right, in its judgment, to manage asset classes either actively or on an indexed basis consistent with the Portfolio's investment objective.

     For asset classes managed on an indexed basis, a statistically based "sampling" technique will be used to construct portfolios. The sampling technique is expected to be an effective means of substantially duplicating the investment performance of the Asset Class Benchmark. It will not, however, provide investment performance relative to the Asset Class Benchmark with the same degree of accuracy that complete or full replication would provide.

     If possible, Mellon Equity will seek to fully replicate the holdings of an Asset Class Benchmark when managing an indexed portfolio. Such a strategy is limited by the number of securities in the Asset Class Benchmark and will not provide investment performance equal to that of the Asset Class Benchmark owing to certain factors, including Asset Class Benchmark changes, calculation rules which assume dividends are reinvested into the Asset Class Benchmark on ex-dividend dates and transaction costs of rebalancing.

     For asset classes that are actively managed, Mellon Equity will employ proprietary valuation models to assist in the selection of stocks and in the construction of portfolios that maintain the investment characteristics of the Asset Class Benchmark consistent with the Portfolio's investment objective. In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price/earnings ratios, relative book to price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus to value and rank stocks based on expected relative performance to the Asset Class Benchmark.

     Mellon Equity will seek to manage each asset class consistent with the descriptions above and with each Portfolio's investment objective. Across the Portfolios, it is not anticipated that each asset class will be managed identically with respect to being an indexed portfolio or actively managed. For example, the domestic equity, large cap asset class could be managed as an index portfolio in the Income Portfolio while being actively managed in the other Portfolios.

     Mellon Equity may choose to combine Asset Class Benchmarks proportionately if the amount of investable assets in a Portfolio is deemed low in the judgment of Mellon Equity. For example, the domestic equity large cap and small cap Asset Class Benchmarks could be combined proportionately according to the Portfolio Baseline in order to create more efficient portfolio management as deemed appropriate by Mellon Equity. Mellon Equity would continue to provide investment management services as described above, but would manage to the combined Asset Class Benchmark.

Portfolio Securities

     Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     American, European and Continental Depositary Receipts. (Growth and Income and Growth Portfolio only) These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by a Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Advisers to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

     Derivatives. Each Portfolio may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. A Portfolio may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, in the case of Growth and Income and Growth Portfolio, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of the Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

     Successful use of futures by a Portfolio also is subject to the ability of the Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.

Specific Futures Transactions. A Portfolio may purchase and sell stock index futures contracts. A stock index future obligates a Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     A Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Growth and Income and Growth Portfolios may purchase and sell currency futures. A foreign currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

Options--In General. A Portfolio may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Portfolio is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Portfolio may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     Growth and Income and Growth Portfolios may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Successful use by a Portfolio of options will be subject to the ability of the Advisers to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent such predictions are incorrect, a Portfolio may incur losses.

     Future Developments. A Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Lending Portfolio Securities. In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

Investment Restrictions

     Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. No Portfolio may:

     1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

     3. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     5. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the Portfolio's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

     7. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities
Act of 1933, as amended, by virtue of disposing of portfolio securities.

     8. Invest more than 25% of the value of its assets in the securities of issuers in any single industry, provided that, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

     14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

     15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

     16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     Each Portfolio may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Portfolio.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Portfolio shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Portfolio's shares in the state involved.


                     MANAGEMENT OF THE FUND


     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.


Board Members of the Fund

LUCY WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of Communications Satellite Corporation, General RE Corporation and Logistics Management Institute. She is also a Trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of the Grumman Corporation. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. Mrs. Benson is 69 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.


DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
     Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to December 1994, Mr. Burke was a Consultant to Dreyfus, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of Dreyfus. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is 197 Eighth Street, Charleston, Massachusetts 02109.


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is Chairman of the Board of Staffing Resources, Inc., a temporary placement agency; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, The Noel Group, Inc., a venture capital company, and Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address 200 Park Avenue, New York, New York 10106.



MARTIN D. FIFE, Board member. Chairman of the Board of Magar Inc., a company specializing in financial products and developing early stage companies. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. He is 69 years old and his address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.



WHITNEY I. GERARD, Board Member.  Partner of the New York City law firm of
     Chadbourne & Parke. Mr. Gerard is 62 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.

ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University, since January 1992. Mr. Glauber was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is a director of Mid Ocean Reinsurance Co. Ltd and Cooke and Bieler, Inc., investment counselors. He is 57 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.


ARTHUR A. HARTMAN, Board Member.  Senior consultant with APCO Associates
     Inc. From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He is a director of the Hartford Insurance Group, Ford Meter Box Corporation and Lawter International and a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of First NIS Regional Funds (ING/Barings Management) and former President of the Harvard Board of Overseers. He is 70 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.



GEORGE L. PERRY, Board Member.  An economist and Senior Fellow at the
     Brookings Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association, State Farm Life Insurance Company and Federal Realty Investment Trust. He is 62 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20015.



PAUL WOLFOWITZ, Board Member.  Dean of The Paul H. Nitze School of Advanced
     International Studies at Johns Hopkins University. From 1989 to 1993, he was Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian and Pacific Affairs of the Department of State. He is 51 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.


     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation payable by the Fund to each Board member for the fiscal year ended September 30, 1997, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:


                                                  Total Compensation
                              Aggregate             from Fund and
Name of Board             Compensation from       Fund Complex Paid
    Member                      Fund*              to Board Members

Lucy Wilson Benson              $2,250              $ 69,018 (14)

David W. Burke                  $2,250              $232,699 (52)

Joseph S. DiMartino             $2,813              $517,075 (93)


Martin D. Fife                  $2,000              $ 54,167(12)


Whitney I. Gerard               $2,250              $ 58,417 (12)

Robert R. Glauber               $2,250              $103,549 (20)


Arthur A. Hartman               $2,000              $ 58,167(12)


George L. Perry                 $2,250              $ 58,167 (12)

Paul Wolfowitz                  $2,000              $ 48,046 (11)

______________________________
*Amount does not include reimbursed expenses for attending Board meetings, which amounted to $784 for all Board members as a group.


Officers of the Company


MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by Dreyfus. She is 40 years old.



JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.



RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Executive Vice
     President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 42 years old.



ELIZABETH A. KEELEY, Vice President and Assistant Secretary. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. She has been employed by the Distributor since September 1995. She is 28 years old.



MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.



DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old.



MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Vice
     President of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business developments and compliance positions. He also served as Treasurer of the GE Funds and a Director of GE Investment Services. He is 36 years old.



     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     The Fund's Board members and officers, as a group, owned less than 1% of the shares of each Portfolio outstanding on December 2, 1997.




     The following persons are known by the Fund to own, beneficially and of record, except where indicated, 5% or more of the outstanding voting securities of the indicated Portfolio as of December 2, 1997: Growth and Income Portfolio, Investor Class Shares --
FTC & CO, ATTN: Datalynx T10, PO Box 173736, Denver, CO 80217-3736 -- 49.4971%; Charles Carcone & Denise Rose Carcone JTWROS, 12 Griggs Drive, Greenlawn, NY 11740-1425 -- 12.1580%; Andrew A. Hays & Marilyn G. Hays JTWROS, 616 Spokane Avenue, Albany, CA 94706-1409 -- 8.5235%; Growth and Income Portfolio, Restricted Class Shares -- MAC & CO A/C MLCF8548712, Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 -- 42.1612%; MAC & CO A/C MIDF1959902, Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 -- 23.4383%; Boston Safe Deposit & Trust Co. TTEE as Agent-Omnibus Account, 1 Cabot Road, Medford, MA 02155-5141 -- 14.9917%; Foodmaker Savings Investment Trust, Investment Account, 1 Cabot Road, Medford, MA 02155-5141 -- 6.1073%; Income Portfolio, Investor Class Shares -
- APT Holdings Corporation, ATTN: Michael Botsford, 4500 New Linden Hill Road, Wilmington, DE 19808 -- 97.2136%; Income Portfolio, Restricted Class Shares -- APT Holdings Corporation, ATTN: Michael Botsford, 4500 New Linden Hill Road, Wilmington, DE 19808-2922 -- 42.9955%; Boston Safe Deposit & Trust Co. TTEE as Agent-Omnibus Account, 1 Cabot Road, Medford, MA 02155-5141 -- 14.9960%; MAC & Co A/C MLCF8548702, Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 -- 12.0335%; MAC & Co A/C 195-859, FBO
Easy 401(k) Plan, A/C DEPF1958592, ATTN: Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 -- 9.7696%; Growth Portfolio, Investor Shares -- APT Holdings Corporation, ATTN: Michael Botsford, 4500 New Linden Hill Road, Wilmington, DE 19808-2922 -- 81.1963%; FTC & CO, ATTN: Datalynx T10, P.O. Box 173736, Denver, CO 80217-3736 -- 7.7129%; Growth Portfolio,
Restricted Class Shares -- MAC & CO, A/C MLCF8548722, Mutual Funds Operations, P.O. Box 3198 Pittsburgh, PA 15230-3198 -- 31.6208%; MAC & CO, A/C FXSF1959682, Mutual Funds, P.O. Box 3198, Pittsburgh, PA 15230-3198 -- 11.6656%; MAC & CO, A/C 195-861, FBO Easy 401(k) Plan, A/C DEPF1958612,
ATTN: Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 -- 11.2110%; APT Holdings Corporation, ATTN: Michael Botsford, 4500 New Linden Hill Road, Wilmington, DE 19808-2922 -- 10.9620%; Boston Safe Deposit & Trust Co. TTEE as Agent-Omnibus Account, 1 Cabot Road, Medford, MA, 02155-5141 -- 7.5272%; Dreyfus Trust Co. TTEE, AGRA Employee Investment Savings PL, ATTN: Trust Officer, 144 Glenn Curtiss Boulevard, Uniondale NY 11556 -- 5.3777%.


     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                    MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


     Management Agreement. Dreyfus supervises investment management of each Portfolio pursuant to the Management Agreement (the "Management Agreement") dated August 24, 1994, as amended February 2, 1995, between Dreyfus and the Fund. As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was last approved by the Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on November 6, 1997. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Portfolio's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).



     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President--Legal, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Frank V. Cahouet and Richard F. Syron, directors.


     Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.


     Sub-Investment Advisory Agreement. Mellon Equity provides investment advisory assistance and day-to-day management of each Portfolio's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated February 2, 1995 between Mellon Equity and Dreyfus. As to each Portfolio, the Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Advisers, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement was last approved by the Board, including a majority of the Board members who are not "interested persons" of any party to the Sub-Advisory Agreement, at a meeting held on November 6, 1997. As to each Portfolio, the Sub-Advisory Agreement is terminable without penalty, (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of such Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Mellon Equity. The Sub-Advisory Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of Mellon Equity:
Phillip R. Roberts, Chairman of the Board; and William P. Rydell, President and Chief Executive Officer.

     Mellon Equity provides day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus and the approval of the Fund's Board. The Advisers provide the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities for each Portfolio. The Fund's portfolio manager is Steven A. Falci. The Advisers maintain research departments with professional portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by Dreyfus and Mellon Equity.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Advisers or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, the Investor Class shares are subject to an annual service fee. See "Shareholder Services Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of the Portfolios.


     As compensation for its services, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of .60 of 1% of the value of the Income Portfolio's average daily net asset and .75 of 1% of the value of each of the Growth Portfolio's and the Growth and Income Portfolio's average daily net assets. For the period March 31, 1995 (commencement of operations) through September 30, 1995 and for the fiscal years ended September 30, 1996 and 1997, the management fees payable by each Portfolio, the amounts waived by Dreyfus and the net fees paid to Dreyfus were as follows:


              Management Fee          Reduction               Net Fees
                 Payable               In Fee             Paid by Portfolio
Portfolio            1995     1996      1997        1995     1996       1997     1995    1996      1997


Income Portfolio     $47,599  $106,953  $164,651    $41,157  $106,953   $39,831  $6,442  0         $124,820

Growth
and
Income
Portfolio            $61,635  $363,726  $1,114,168  $53,875  $186,888   $88,813  $7,760  $176,838  $1,025,355

Growth Portfolio     $82,882  $222,888  $392,656    $56,446  $156,687   $115,735 $20,436 $66,210   $276,921



     As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate described in the Fund's Prospectus. For the period March 31, 1995 (commencement of operations) through September 30, 1995 and for the fiscal years ended September 30, 1996 and 1997, the sub-investment advisory fee payable by Dreyfus was as follows:

                                   Sub-Investment Advisory
Portfolio                          Fee Payable by Dreyfus

                                   1995      1996      1997


Income Portfolio                   $27,766   $ 62,430  $95,953

Growth and
  Income Portfolio                 $28,763   $169,780  $519,418

Growth Portfolio                   $38,678   $104,256  $183,033


     Dreyfus has agreed that if in any fiscal year the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over that Portfolio, the Fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Portfolios' net assets increases.


                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                   SHAREHOLDER SERVICES PLAN
                  (INVESTOR CLASS SHARES ONLY)

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to each Portfolio's Investor Class shareholders. The services provided may include services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services.


     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Portfolio, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved at a meeting held on November 6, 1997. The Shareholder Services Plan is terminable at any time with respect to each Portfolio by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.



     For the fiscal year ended September 30, 1997, the amounts charged Investor Class shares (formerly, Institutional Shares) of each Portfolio pursuant to the Shareholder Services Plan were as follows:



                              Amount charged Pursuant
Portfolio                             to the Plan


Income Portfolio                        $23,277

Growth and Income Portfolio             $568

Growth Portfolio                        $33,001



                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."


     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                   Transfer Agent's
          Transmittal Code              Answer Back Sign

              144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege--Investor Class. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege--Investor Class."

     Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record of the Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic (including over The Dreyfus Touchr automated telephone system) instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.


     To establish a retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and rollover IRAs) and 403(b)(7) Plans with only one participant, and $500 for Dreyfus-sponsored Education IRAs. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a retirement plan account, the shares exchanged must have a current value of at least $100.



     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Portfolio, shares of the same Class of another Portfolio or shares of certain other funds in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Portfolio shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically on the payment date their dividends or dividends and capital gain distributions, if any, from a Portfolio in shares of the same Class of another Portfolio or shares of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including Regular IRAs, Spousal IRAs, Roth IRAs, SEP-IRAs and rollover IRA, and 403(b)(7) Plans. Plan support services also are available.


     Investors who wish to purchase Portfolio shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.


     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for the non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum on subsequent purchases.


     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Each Portfolio's securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Short-term investments are carried at amortized cost, which approximates value. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for the Growth and Income and Growth Portfolios does not take place contemporaneously with the determination of prices of certain portfolio securities. Expenses and fees of each Portfolio, including the management fee paid by the Portfolio and, with respect to Investor Class shares, fees pursuant to the Fund's Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Portfolio shares.

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Board. The Fund's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if it believes that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."


     Management of the Fund believes that each Portfolio qualified for the fiscal year ended September 30, 1997 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under
Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Portfolio from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.


     Offsetting positions held by the Portfolio involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of
Section 1256 of the Code. As such, all or a portion of any short-term or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income. If the Portfolio were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the "straddle" and conversion transactions rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.



     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.


     Investment by the Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


     If the Growth and Income Portfolio or Growth Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal Income Tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under
Section 1291, and, for tax years beginning after December 31, 1997, under
Section 1291 or, with respect to PFIC securities that are marked-to-market, under Section 1296, in which case the income resulting from the marking-to-market of the PFIC securities is also treated as ordinary income.



                     PORTFOLIO TRANSACTIONS

     The Advisers assume general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in the Advisers' best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Advisers' research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and the Advisers' fees are not reduced as a consequence of the receipt of such supplemental information.


     Such information may be useful to the Advisers in serving both the Fund and other funds which either advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to the Fund. Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Dreyfus being engaged simultaneously in the purchase or sale of the same security.
Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institu tions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.


     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Advisers will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


     For the period March 31, 1995 (commencement of operations) through September 30, 1995 and for the fiscal years ended September 30, 1996 and 1997, each Portfolio paid total brokerage commissions, none of which was paid to the Distributor, as follows:



Portfolio                          Brokerage Commissions Paid
                                   1995      1996      1997


Income Portfolio                   $410      $ 1,070   $9,640

Growth and Income Portfolio        $16,001   $69,824   $136,654

Growth Portfolio                   $32,428   $48,621   $66,374



The above figures for brokerage commissions do not include gross spreads and concessions on principal transactions, which, where determinable during the period March 31, 1995 (commencement of operations) through September 30, 1995 and for the fiscal years ended September 30, 1996 and 1997 amounted to $0, $7,620 and $9,695, respectively, for the Growth and Income Portfolio and $0, $13,246 and $5,755, respectively, for the Growth Portfolio, none of which was paid to the Distributor.



                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."


     The total return and average annual total return for each Portfolio for the indicated period ended September 30, 1997 were as follows:


                                    Average Annual        Average Annual
            Aggregate Total Return  Total Return Since    Total Return for
Portfolio   Since March 31, 1995*   March 31, 1995*       One-Year Period

            Restricted   Investor   Restricted  Investor  Restricted  Investor
            Class        Class      Class       Class     Class       Class
            Shares       Shares     Shares      Shares    Shares      Shares


Income
Portfolio   31.83%       30.99%        11.64%      11.36%    13.50%     13.19%

Growth and
Income
Portfolio   63.66%       65.22%        21.68%      22.14%    25.22%     25.85%

Growth
Portfolio   91.46%       90.43%        29.53%      29.26%    34.70%     34.32%


______________________
*  Commencement of operations.

     Total return is calculated by subtracting the amount of each Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, Money Magazine, Wilshire 5000 Index and other industry publications. From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, developments and/or events.


     From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting such ratings.


                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Portfolio. However, that Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the rule.

     The Fund will send annual and semi-annual financial statements to all its shareholders.

   TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                    AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended September 30, 1997, the Fund paid the Transfer Agent $1,750 with respect to the Income Portfolio, $6,687 with respect to the Growth Portfolio and $6,247 with respect to the Growth and Income Portfolio.



     Mellon Bank, N.A. (the "Custodian"), Dreyfus' parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's custodian. Under a custody agreement with the Fund, the Custodian holds each Portfolio's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Portfolio's assets held in custody and receives certain securities transactions charges. For the fiscal year ended September 30, 1997 the Fund paid the Custodian $5,057, $33,411 and $26,286 with respect to the Income Portfolio, Growth and Income Portfolio and Growth Portfolio, respectively.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.


FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS



     The Funds' Annual Report to Shareholders for the fiscal year ended September 30, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes, and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                            APPENDIX




     Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"):


S&P

Bond Ratings

                              AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                               A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                              BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Bond Ratings

                              Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                               A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                              Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                               AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                               A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                              F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Duff

Bond Ratings

                              AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                               AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                              BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.








                     DREYFUS LIFETIME PORTFOLIOS, INC.


                         PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement


                         Condensed Financial Information for the period from
               March 31, 1995 (commencement of operations) to September 30, 1995 and for the two years ended September 30, 1997.


                         Included in Part B of the Registration Statement:


                    Statement of Investments-- September 30, 1997*



                    Statement of Financial Futures -- September 30, 1997*



                                   Statement of Assets and Liabilities--
                    September 30, 1997*



                                   Statement of Operations--year ended
                    September 30, 1997*



Statement of Changes in Net Assets--for the years ended September 30, 1996 and September 30, 1997*



                    Notes to Financial Statements*



                                   Report of Ernst & Young LLP, Independent
                    Auditors, dated November 12, 1997*



* Items are incorporated by reference to the Registrant's Annual Report on Form N-30D, filed on December 9, 1997.




All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


 (b)      Exhibits:

          (1) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1995, and Exhibit (1)(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

          (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

          (5)(a) Management Agreement is incorporated by reference to Exhibit (5)(a) of Pre-Effective Amendment No. 4 to the
          Registration Statement on Form N-1A, filed on March 30, 1995.

          (5)(b) Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 4 to the Registration Statement on form N-1A, filed on March 30, 1995.

          (6)(a) Distribution Agreement is incorporated by reference to Exhibit (6)(a) of Pre-Effective Amendment No. 4 to the
          Registration Statement on Form N-1A, filed on March 30, 1995.

          (8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

          (9)  Shareholder Services Plan is incorporated by reference to
          Exhibit 9 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 12, 1996.

          (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

          (11) Consent of Independent Auditors.

          (14) Model Retirement Plans are incorporated by reference to Exhibit (14) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 12, 1996.

          (15) Service Plan is incorporated by reference to Exhibit (15) of Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1, filed on March 30, 1995.

Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________


          (16) Schedules of Computation of Performance Data is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on December 27, 1996.


          (17) Financial Data Schedule.

          (18) Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 12, 1996.

          Other Exhibits
          ______________

                              (a)  Powers of Attorney of the Directors and
                    officers are incorporated by reference to Other Exhibits
                    (a) of Post-Effective Amendment No. 5 to the
                    Registration Statement on Form N-1A, filed on October 13, 1996.

                              (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

           (1)                                          (2)


                                              Number of Record
        Title of Class                 Holders as of December 2, 1997
        ______________                 _____________________________


        Common Stock
        (Par value $.001)


        Growth Portfolio
           Investor Shares                               46
           Restricted Shares                            393
        Income Portfolio
           Investor Shares                                9
           Restricted Shares                            119
        Growth and Income Portfolio
           Investor Shares                               34
           Restricted Shares                            226


Item 27.      Indemnification
_______    _______________

          The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

Item 27.      Indemnification (continued)
_______    _______________

          Reference is also made to the Distribution Agreement attached as Exhibit (6) of Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.


Item 28.      Business and Other Connections of Investment Adviser.
_______    ____________________________________________________

                The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________

Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

BURTON C. BORGELT             Chairman Emeritus of the Board and
Director                      Past Chairman, Chief Executive Officer and
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405;
                              Director:
                                   DeVlieg-Bullard, Inc.
                                   1 Gorham Island
                                   Westport, Connecticut 06880
                                   Mellon Bank Corporation***;
                                   Mellon Bank, N.A.***

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation***;
                                   Mellon Bank, N.A.***;
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation***;
                                   Mellon Bank, N.A.***;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation***;
Executive Officer,                 The Boston Company****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust***;
Director                      Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.****;
                              President:
                                   Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.**;
                              Director:
                                   Dreyfus America Fund+++;
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company****;
                                   Laurel Capital Advisors***;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.***;
                                   Boston Safe Deposit and Trust
                                   Company****

RICHARD F. SYRON              Chairman of the Board and
Director                      Chief Executive Officer:
                                   American Stock Exchange
                                   86 Trinity Place
                                   New York, New York 10006;
                              Director:
                                   John Hancock Mutual Life Insurance Company
                                   John Hancock Place, Box 111
                                   Boston, Massachusetts, 02117;
                                   Thermo Electron Corporation
                                   81 Wyman Street, Box 9046
                                   Waltham, Massachusetts 02254-9046;
                                   American Business Conference
                                   1730 K Street, NW, Suite 120
                                   Washington, D.C. 20006;
                              Trustee:
                                   Boston College - Board of Trustees
                                   140 Commonwealth Ave.
                                   Chestnut Hill, Massachusetts 02167-3934

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus America Fund+++;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President,                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.**;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources

JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation***
Services

WILLIAM V. HEALEY             President:
Assistant Secretary                The Truepenny Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                              Secretary and Director:
                                   Dreyfus Partnership Management Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Assistant Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Investment Advisors, Inc.*;
                              Assistant Clerk:
                                   Dreyfus Insurance Agency of Massachusetts,
                                   Inc.+++++

______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++    The address of the business so indicated is 69, Route `d'Esch, L-
       1470 Luxembourg.
++++   The address of the business so indicated is 69, Route `d'Esch, L-
       2953 Luxembourg.
+++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02103.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

    1)     Comstock Partners Funds, Inc.
    2)     Dreyfus A Bonds Plus, Inc.
    3)     Dreyfus Appreciation Fund, Inc.
    4)     Dreyfus Asset Allocation Fund, Inc.
    5)     Dreyfus Balanced Fund, Inc.
    6)     Dreyfus BASIC GNMA Fund
    7)     Dreyfus BASIC Money Market Fund, Inc.
    8)     Dreyfus BASIC Municipal Fund, Inc.
    9)     Dreyfus BASIC U.S. Government Money Market Fund
    10)    Dreyfus California Intermediate Municipal Bond Fund
    11)    Dreyfus California Tax Exempt Bond Fund, Inc.
    12)    Dreyfus California Tax Exempt Money Market Fund
    13)    Dreyfus Cash Management
    14)    Dreyfus Cash Management Plus, Inc.
    15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
    16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
    17)    Dreyfus Florida Intermediate Municipal Bond Fund
    18)    Dreyfus Florida Municipal Money Market Fund
    19)    The Dreyfus Fund Incorporated
    20)    Dreyfus Global Bond Fund, Inc.
    21)    Dreyfus Global Growth Fund
    22)    Dreyfus GNMA Fund, Inc.
    23)    Dreyfus Government Cash Management
    24)    Dreyfus Growth and Income Fund, Inc.
    25)    Dreyfus Growth and Value Funds, Inc.
    26)    Dreyfus Growth Opportunity Fund, Inc.
    27)    Dreyfus Income Funds
    28)    Dreyfus Institutional Money Market Fund
    29)    Dreyfus Institutional Short Term Treasury Fund
    30)    Dreyfus Insured Municipal Bond Fund, Inc.
    31)    Dreyfus Intermediate Municipal Bond Fund, Inc.
    32)    Dreyfus International Funds, Inc.
    33)    Dreyfus Investment Grade Bond Funds, Inc.
    34)    The Dreyfus/Laurel Funds, Inc.
    35)    The Dreyfus/Laurel Funds Trust
    36)    The Dreyfus/Laurel Tax-Free Municipal Funds
    37)    Dreyfus LifeTime Portfolios, Inc.
    38)    Dreyfus Liquid Assets, Inc.
    39)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
    40)    Dreyfus Massachusetts Municipal Money Market Fund
    41)    Dreyfus Massachusetts Tax Exempt Bond Fund
    42)    Dreyfus MidCap Index Fund
    43)    Dreyfus Money Market Instruments, Inc.
    44)    Dreyfus Municipal Bond Fund, Inc.
    45)    Dreyfus Municipal Cash Management Plus
    46)    Dreyfus Municipal Money Market Fund, Inc.
    47)    Dreyfus New Jersey Intermediate Municipal Bond Fund
    48)    Dreyfus New Jersey Municipal Bond Fund, Inc.
    49)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
    50)    Dreyfus New Leaders Fund, Inc.
    51)    Dreyfus New York Insured Tax Exempt Bond Fund
    52)    Dreyfus New York Municipal Cash Management
    53)    Dreyfus New York Tax Exempt Bond Fund, Inc.
    54)    Dreyfus New York Tax Exempt Intermediate Bond Fund
    55)    Dreyfus New York Tax Exempt Money Market Fund
    56)    Dreyfus 100% U.S. Treasury Intermediate Term Fund
    57)    Dreyfus 100% U.S. Treasury Long Term Fund
    58)    Dreyfus 100% U.S. Treasury Money Market Fund
    59)    Dreyfus 100% U.S. Treasury Short Term Fund
    60)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
    61)    Dreyfus Pennsylvania Municipal Money Market Fund
    62)    Dreyfus Premier California Municipal Bond Fund
    63)    Dreyfus Premier Equity Funds, Inc.
    64)    Dreyfus Premier International Growth Fund, Inc.
    65)    Dreyfus Premier GNMA Fund
    66)    Dreyfus Premier Worldwide Growth Fund, Inc.
    67)    Dreyfus Premier Insured Municipal Bond Fund
    68)    Dreyfus Premier Municipal Bond Fund
    69)    Dreyfus Premier New York Municipal Bond Fund
    70)    Dreyfus Premier State Municipal Bond Fund
    71)    Dreyfus Premier Value Fund
    72)    Dreyfus Index Funds, Inc.
    73)    Dreyfus Short-Intermediate Government Fund
    74)    Dreyfus Short-Intermediate Municipal Bond Fund
    75)    The Dreyfus Socially Responsible Growth Fund, Inc.
    76)    Dreyfus Stock Index Fund, Inc.
    77)    Dreyfus Tax Exempt Cash Management
    78)    The Dreyfus Third Century Fund, Inc.
    79)    Dreyfus Treasury Cash Management
    80)    Dreyfus Treasury Prime Cash Management
    81)    Dreyfus Variable Investment Fund
    82)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
    83)    General California Municipal Bond Fund, Inc.
    84)    General California Municipal Money Market Fund
    85)    General Government Securities Money Market Fund, Inc.
    86)    General Money Market Fund, Inc.
    87)    General Municipal Bond Fund, Inc.
    88)    General Municipal Money Market Fund, Inc.
    89)    General New York Municipal Bond Fund, Inc.
    90)    General New York Municipal Money Market Fund


(b)
                                                            Positions and
Name and principal     Positions and offices with           offices with
business address       the Distributor                      Registrant
__________________     ___________________________          _____________

Marie E. Connolly+     Director, President, Chief           President and
                       Executive Officer and Compliance     Treasurer
                       Officer

Joseph F. Tower, III+  Director, Senior Vice President,     Vice President
                       Tresurer and Chief Financial Officer and Assistant
                                                            Treasurer

Richard W. Ingram      Executive Vice President             Vice President
                                                            and Assistant
                                                            Treasurer

Elizabeth A. Keeley++  Vice President                       Vice President
                                                            and Assistant
                                                            Secretary

Mary A. Nelson+        Vice President                       Vice President
                                                            and Assistant
                                                            Treasurer

Paul Prescott+         Vice President                       None

Jean M. O'Leary+       Assistant Secretary and              None
                       Assistant Clerk

John W. Gomez+         Director                             None

William J. Nutt+       Director                             None




________________________________
 +  Principal business address is 60 State Street, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  Mellon Bank, N.A.
               One Mellon Bank Center
               Pittsburgh, Pennsylvania 15258

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.



                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 19th day of December, 1997.


                    DREYFUS LIFETIME PORTFOLIOS, INC.


               BY:  /s/Marie E. Connolly*
                    __________________________________________
                    Marie E. Connolly, PRESIDENT


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signatures                 Title                                 Date
__________________________         _______________________________       _________
/s/Marie E. Connolly*              President and Treasurer (Principal    12/19/97
______________________________     Executive, Financial and
Marie E. Connolly                  Accounting Officer)

/s/Joseph S. DiMartino*           Chairman of the Board of Directors     12/19/97
_____________________________
Joseph S. DiMartino

/s/Lucy Wilson Benson*            Director                               12/19/97
______________________________
Lucy Wilson Benson

/s/David W. Burke*                Director                               12/19/97
_____________________________
David W. Burke

/s/Martin D. Fife*                Director                               12/19/97
_____________________________
Martin D. Fife

/s/Robert R. Glauber*             Director                               12/19/97
_____________________________
Robert R. Glauber

/s/Whitney I. Gerard*             Director                               12/19/97
_____________________________
Whitney I. Gerard

/s/Arthur A. Hartman*             Director                               12/19/97
_____________________________
Arthur A. Hartman

/s/George L. Perry*               Director                               12/19/97
_____________________________
George L. Perry

/s/Paul D. Wolfowitz*             Director                               12/19/97
_____________________________
Paul D. Wolfowitz

         Elizabeth A. Keeley
*BY:     __________________________
         Elizabeth A. Keeley,
         Attorney-in-Fact







                              EXHIBIT INDEX


Exhibits

          (11)      Consent of Independent Auditors

          (17)      Financial Data Schedule


OTHER EXHIBITS

          (a)       Powers of Attorney

          (b)       Secretary's Certificate



